UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 5, 2014

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 5, 2014, the Company was served with a grand jury subpoena related to the continuing federal investigation of the generic pharmaceutical industry into possible violations of the Sherman Act.  The subpoena requests corporate documents from the Company relating to corporate, financial, and employee information, communications or correspondence with competitors regarding the sale of generic prescription medications, and the marketing, sale, or pricing of certain products.

The Company’s Senior Vice President of Sales and Marketing was previously served with a grand jury subpoena related to a federal investigation of the generic pharmaceutical industry into possible violations of the Sherman Act as disclosed in its Form 10-Q filed on November 6, 2014.  The subpoena requested corporate documents similar to the information described above.

The Company maintains that it has acted in compliance with all applicable laws and regulations and intends to cooperate with the federal investigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
Chief Executive Officer
Date: December 8, 2014